UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     VIRGINIA                        001-14043                   65-0736120
 (State or other                    (Commission               (I.R.S. Employer
   jurisdiction                     File Number)             Identification No.)
 of incorporation)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA      33401
               (Address of principal executive office)                (Zip Code)


                                 (561) 682-8000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 25, 1999, the Registrant entered into a definitive agreement that contemplates that the Registrant would merge (the "Merger") with an indirect subsidiary of Ocwen Financial Corporation, a Florida corporation ("OCN"). The terms of the Merger are set forth in an Agreement of Merger (the "Merger Agreement") dated as of July 25, 1999, among OCN, Ocwen Acquisition Company, a Virginia corporation and a wholly owned subsidiary of OCN, and the Registrant. In the Merger, each share of the Registrant's common stock, par value $.01 per share (other that OAC Common Shares held by OCN and its subsidiaries), will be converted into 0.71 of a share of OCN's common stock, par value $.01 per share ("OCN Common Shares"). Upon consummation of the Merger, the Registrant will be indirectly wholly owned by OCN. The Board of Directors of OCN and the Board of Directors of the Registrant unanimously approved the Merger at their respective meetings held on July 25, 1999. A Special Committee consisting of the independent directors of the Registrant recommended the transaction to the Board of Directors of the Registrant.

         Consummation of the Merger is subject to various conditions, including:
(i) receipt of approval by the shareholders of each the Registrant and OCN of appropriate matters relating to the Merger Agreement and the Merger; (ii) the expiration or termination of applicable waiting periods and the receipt of requisite regulatory approvals from federal regulatory authorities; (iii) registration of the OCN Common Shares to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); and (iv) satisfaction of certain other conditions.

         Appropriate matters relating to the Merger Agreement and the transactions contemplated thereby will be submitted for approval at the meetings of the shareholders of each of OCN and the Registrant. It is contemplated that OCN will register under the Securities Act the OCN Common Shares to be issued in the Merger. Such OCN Common Shares will be offered to the Registrant shareholders pursuant to a prospectus that will also serve as a joint proxy statement for the shareholders' meetings.

         The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) -- (b) Not applicable.

         (c)        EXHIBITS.

         2.1 Agreement of Merger dated as of July 25, 1999 among OCN, Ocwen Acquisition Company and the Registrant. (Incorporated by reference to Exhibit 2.1 to OCN's Current Report on Form 8-K filed with the Commission on July 26, 1999.)

         99.1 Text of a press release issued by the Registrant dated July 26, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   OCWEN ASSET INVESTMENT CORP.
                                   (Registrant)


DATE:  July 26, 1999               By:     /S/ MARK S. ZEIDMAN
                                      ------------------------------------------
                                   Name:    Mark S. Zeidman
                                   Title:   Senior Vice President and
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------


99.1 Text of a press release issued by the Registrant dated July 26, 1999.



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